Exhibit 10.1


                        TERMINATION OF CLEARING AGREEMENT

This Termination Agreement is made and entered into effective as of the 21st day of April, 2005 by and among First Montauk Securities Corp., a New York corporation with offices at Parkway 109 Office Center, 328 Newman Springs Road, Red Bank NJ, 07701 (the "Introducing Firm"), and Fiserv Securities, Inc., with offices at Once Commerce Square, 2005 Market Street, Philadelphia, PA 19103-3212 ("Fiserv").

     WHEREAS, the Introducing Firm, and Fiserv are parties to that certain Clearing Agreement dated as of May 8, 2000, and amended as of February 1, 2001 (the "Clearing Agreement");

     WHEREAS, Fiserv, Inc. entered into an agreement to sell the wholly-owned subsidiary Fiserv Securities, Inc. ("Fiserv") to Fidelity Global Brokerage Group, Inc., a subsidiary of FMR Corp. and on March 24, 2005 Fiserv became an indirect subsidiary of Fidelity Global Brokerage Group, Inc.

     WHEREAS, Introducing Firm and National Financial Services LLC ("NFS"), a subsidiary of FMR Corp. are entering into a new clearing agreement as of the date hereof;

     WHEREAS, the Introducing Firm and Fiserv desire to terminate the Clearing Agreement, as of the date hereof;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto agrees as follows:

     1. Effective as of the date hereof, the Clearing Agreement and is terminated and of no further force and effect and none of the parties to the Clearing Agreement has any further rights or obligations under or pursuant to the Clearing Agreement except for rights or obligations intended to survive termination as specifically and expressly set forth therein.

     2. This Termination Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF,  each of the parties hereto has caused this Termination
Agreement to be duly executed as of the date first above written.

FIRST MONTAUK SECURITIES CORP.


By:  /s/ Victor K. Kurylak
   ---------------------------------
Name:  Victor K. Kurylak
Title: President and CEO

FIRST MONTAUK FINANCIAL CORP.


By:  /s/ Victor K. Kurylak
   -----------------------------------
Name:  Victor K. Kurylak
Title: President and CEO

FISERV SECURITIES, INC.


By:  /s/ Jennifer Moran
   -----------------------------------
Name:  Jennifer Moran
Title: Senior Vice President